                                                                    EXHIBIT 10.8











                    INTELLECTUAL PROPERTY TRANSFER AGREEMENT


                                 BY AND BETWEEN



                             PHARMACIA CORPORATION,

                             A DELAWARE CORPORATION



                                       AND


                                MONSANTO COMPANY

                             A DELAWARE CORPORATION


                             as of SEPTEMBER 1, 2000
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
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                                                         TABLE OF CONTENTS

ARTICLE                                                                                                                 PAGE
----------------------------------------------------------------------------------------------------------------------------

I.       DEFINITIONS......................................................................................................2


II.      TRANSFER OF MONSANTO TECHNOLOGY.................................................................................11


III.     TRANSFER OF MONSANTO BUSINESS TECHNOLOGY AGREEMENTS.............................................................22


IV.      TRANSFER OF MONSANTO TRADEMARKS.................................................................................23


V.       TRANSFER OF MONSANTO COPYRIGHTS.................................................................................25


VI.      TRANSFER OF MONSANTO EMPLOYEE AGREEMENTS .......................................................................26


VII.     LICENSE TO PHARMACIA OF MONSANTO TECHNOLOGY.....................................................................26


VIII.    LICENSE TO MONSANTO OF PHARMACIA TECHNOLOGY ....................................................................27


IX.      TRANSITIONAL LICENSE TO MONSANTO OF PHARMACIA TRADEMARKS........................................................28


X.       EXPORT REGULATIONS..............................................................................................29


XI.      CONFIDENTIALITY.................................................................................................29


XII.     NOTICES.........................................................................................................31


XIII.    ASSIGNABILITY AND CONSENTS......................................................................................32


XIV.     GOVERNING LAW...................................................................................................34


XV.      MISCELLANEOUS...................................................................................................34
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

                                TABLE OF EXHIBITS

EXHIBIT NO.                   SUBJECT MATTER
-------------------------------------------------------------------------------

1       SCHEDULE OF PATENTS, PATENT APPLICATIONS, AND
        INVENTION DISCLOSURES, BY CLASSIFICATION

2       ASSIGNMENT OF UNITED STATES MONSANTO PATENT RIGHTS

3       ASSIGNMENT OF MONSANTO KNOW-HOW

4       ASSIGNMENT OF MONSANTO BUSINESS TECHNOLOGY AGREEMENTS

5       ASSIGNMENT OF MONSANTO TRADEMARKS

6       ASSIGNMENT OF MONSANTO COPYRIGHTS

7       ASSIGNMENT OF MONSANTO EMPLOYEE AGREEMENTS

8       MONSANTO TECHNOLOGY LICENSE AGREEMENT

9       PHARMACIA TECHNOLOGY LICENSE AGREEMENT

10      TRADEMARK LICENSE AGREEMENT


                                       ii

                    INTELLECTUAL PROPERTY TRANSFER AGREEMENT


         INTELLECTUAL PROPERTY TRANSFER AGREEMENT, dated as of September 1, 2000, by and between Pharmacia Corporation, a Delaware corporation, ("Pharmacia"), and Monsanto Company, a newly-formed Delaware corporation, which is a wholly-owned subsidiary of Pharmacia having a place of business at 800 North Lindbergh Blvd., St. Louis, Missouri 63167-("Monsanto").


                              W I T N E S S E T H:

         WHEREAS, Pharmacia and Monsanto executed a Separation Agreement to transfer into Monsanto certain of the businesses currently owned and conducted by Pharmacia directly and through certain of its subsidiaries;

         WHEREAS, Pharmacia and Monsanto agreed in the Separation Agreement to execute instruments of assignment and transfer to Monsanto all of the right, title, and interest of the Pharmacia Group in the Monsanto;

         WHEREAS, the Monsanto Assets to be transferred to Monsanto pursuant to the Separation Agreement include Monsanto Intellectual Property; and,

         WHEREAS, Pharmacia and Monsanto have determined that it is necessary and desirable to effect the transfer of Monsanto Intellectual Property to Monsanto;

         NOW, THEREFORE, in furtherance of the transfers and assignments set forth in the Separation Agreement and in consideration of the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follows:

                             ARTICLE I - DEFINITIONS

1.0 Capitalized terms used herein, but not defined herein, shall have meanings ascribed to such terms as set forth in the Separation Agreement, which are hereby incorporated by reference. In addition for purposes of this Intellectual Property Transfer Agreement and the assignments and agreements attached hereto, the following terms shall have the meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         1.1 MONSANTO BUSINESS: as used in this Intellectual Property Transfer Agreement and in the assignments and agreements attached hereto as exhibits, shall mean (i) all businesses and operations (including related joint ventures and alliances) of the agricultural businesses of Pharmacia as described in the IPO Registration Statement and as conducted on the Separation Date, consisting principally of those businesses and operations set forth on Schedule M-5 of the Separation Agreement conducted by the Agricultural Unit and (ii) any other business or operation on the Separation Date conducted by or for the Agricultural Unit of the former "Monsanto Company" prior to the merger with Pharmacia & UpJohn through the ownership or use of the Monsanto Assets, as well as all businesses and operations referred to in the definition of Former Agricultural Business set forth in the Separation Agreement. For the sake of clarity, the products listed below will not be considered to be part of Monsanto Business: Cox-2 Inhibitors whether synthetic or naturally-occurring; IBAT
                  (ASBT) inhibitors whether synthetic or naturally-occurring; Naxcel/Excenel Sterile Powder 4 gram (ceftiofur; antibiotic);

                  Excenel RTU Sterile Suspension 5 gram (ceftiofur; antibiotic); MGA Premix (Melengestrol Acetate; estrus suppression); Lutalyse Sterile Suspension (dinoprost tromethamine; estrus synchronization); Linco-Spectin Premix (66%) (mixture of lincomycin and spectinomycin; antibiotic); Lincomix Feed Additive 44 (mixture of lincomycin and spectinomycin; antibiotic); Pirsue Aqueous Gel (pirlimycin; antibiotic); Linco-Spectin Premix (44%) (mixture of lincomycin and spectinomycin; antibiotic); Lincomix 110 (mixture of lincomycin and spectinomycin; antibiotic); Depo Medrol (methylprednisone acetate; treatment of musculoskeletal conditions); Quartermaster (penicillin/dihydrostreptomycin;
                  antibiotic); Winstrol V Injection (stanozolol; anabolic steroid to improve appetite, promote weight gain, increase strength and vitality); Naxcel/Excenel Sterile Powder 1 gram J-5 E.coli bacteria (ceftiofur; antibiotic) Lincomix injectible 300 mg/ml (mixture of lincomycin and spectinomycin; antibiotic); Lutalyse 10 ml (dinoprost tromethamine; estrus synchronization); UNIPRIM/TUCOPRIM 150 (trimethoprim and sulfadiazine; antibiotic); Linco-Spectin SS 100 ml (mixture of lincomycin and spectinomycin; antibiotic); Mitaban Liquid Concentrate (amitraz liquid concentrate; treatment of demodicosis in dogs) Adspec Sterile Suspension (spectinomycin sulfate; antibiotic); Lincocin Forte Solution (lincomycin; antibiotic) and Hylartin (sodium hyaluronate; treatment of equine arthritis).


         1.2 MONSANTO BUSINESS TECHNOLOGY AGREEMENTS: shall mean all contracts which pertain to intellectual property, technology, or Information that is primarily applicable to the Monsanto Business, to which Pharmacia or a Subsidiary or Affiliate thereof is a party, including without limitation patent licenses, technology licenses, immunities from suit, settlement agreements, rights to grant licenses or to sublicense, agreements whereby Third Parties have become obligated to keep confidential Information belonging to Pharmacia or a Subsidiary of Pharmacia, and agreements between Pharmacia or a Subsidiary of Pharmacia and Third Parties with respect to the confidentiality of Information belonging to such Third Parties.

         1.3 MONSANTO COPYRIGHTS: shall mean all Copyrights that are primarily applicable to the Monsanto Business.

         1.4 MONSANTO EMPLOYEE: shall mean any individual who (1) immediately prior to the Separation Date is an officer or employee of any member of the Monsanto Group or the Pharmacia Group and (a) is primarily employed in the Monsanto Business or (b) will be an officer or employee of the Monsanto Group immediately following the Separation Date or (2) were primarily employed by Monsanto during the 2 year period before the Separation Date and were not employed elsewhere in Pharmacia during that period.

         1.5 MONSANTO EMPLOYEE AGREEMENTS: shall mean all agreements between Pharmacia or its Subsidiaries and Monsanto Employees regarding the employment of such Monsanto Employees by Pharmacia or one of its Subsidiaries.

         1.6 MONSANTO INTELLECTUAL PROPERTY: shall mean any and all Monsanto Technology, Monsanto Trademarks, and Monsanto Copyrights.

         1.7 MONSANTO KNOW-HOW: shall mean and include without limitation all information, inventions and discoveries made prior to the Separation Date that relate primarily to the Monsanto Business (including but not limited to inventions and discoveries disclosed in patents, patent applications or invention disclosures as listed in Classes 1 and 3 in the schedule attached hereto as Exhibit 1, with such changes as may be agreed to in writing by Pharmacia and Monsanto, and made a part hereof), Know-How primarily relating to the areas of technology to which such inventions and discoveries are directed, and all other Know-How relating primarily to the Monsanto Business.

         1.8 MONSANTO PATENT RIGHTS: shall mean all United States and foreign patents and all United States, Patent Cooperation Treaty ("PCT"), and foreign patent applications (both provisional and non-provisional) owned by Pharmacia or a Subsidiary of Pharmacia as of the Separation Date, which are primarily applicable to the Monsanto Business (including but not limited to patents and patent applications listed in Classes 1 and 3 in the schedule attached hereto as Exhibit 1, with such changes as may be agreed to in writing by Pharmacia and Monsanto, and made a part hereof). Any patents or patent applications of any country or jurisdiction that are counterparts of patents or patent applications listed in Class 1 or 3 of Exhibit 1 and that may erroneously or inadvertently be omitted from Class 1 or 3 of Exhibit 1 shall be deemed to be listed therein.

         1.9 MONSANTO PROPRIETARY BUSINESS INFORMATION: shall mean all business Information of a confidential, trade secret, and/or proprietary nature primarily applicable to the Monsanto Business, including without limitation all cost Information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence, and lists, product literature, art work, design, development, and manufacturing files, vendor and customer drawings, formulations and specifications, quality records and reports, lists of advertisers, records pertaining to advertisers and accounts, and other books, records, studies, surveys, reports, plans, and document forms and any other business information primarily applicable to the Monsanto Business.

         1.10 MONSANTO TECHNOLOGY: shall mean any and all Monsanto Know-How and Monsanto Patent Rights.

         1.11 MONSANTO TRADEMARKS: shall mean all trade names, registered and unregistered trademarks, service marks, service names, and trade styles, which belong to Pharmacia and are primarily applicable to the Monsanto Business.

         1.12 COPYRIGHTS: shall mean all statutory, common law, and registered copyrights in computer programs and other software, product literature, labels, artwork, and other advertising materials, engineering drawings, operating, maintenance, and instructional manuals, and any other original works of authorship, which are owned by, or licensed to, Pharmacia or a subsidiary of Pharmacia, as of the Separation Date.

         1.13 SEPARATION AGREEMENT: shall mean the Separation Agreement dated as of September 1, 2000, between Pharmacia and Monsanto to effect the allocation of assets and liabilities between Pharmacia and Monsanto.

         1.14 KNOW-HOW: shall mean all trade secrets, research and development Information, research and technology reports, research notebooks and files, formulations, chemical library information, such as that in the Sample Research Center relating to experimental compounds and formulations including but not limited to "CP" and "SC" compounds, manufacturing and environmental procedures and Information, drawings of plants, equipment and apparatus, analytical methods and laboratory procedures, raw material and product specifications, operating manuals, pilot plant Information, library materials, software, databases and computer programs, financial, accounting, management, information technology, human resources, and other business systems and practices, improvements, formulae, practices, processes, methods and other know-how, whether or not patentable, to the extent owned by, or licensed to, Pharmacia or a Subsidiary of Pharmacia, as of the Separation Date.

         1.15 PHARMACEUTICALS BUSINESS: all businesses and operations (including related joint ventures and alliances) of all segments of Pharmacia as conducted on the Separation Date not constituting part of the Monsanto Business. For the sake of clarity, non-human somatotropins are not be considered to be part of the Pharmaceutical Business.

         1.16 PHARMACEUTICALS COPYRIGHTS: shall mean all Copyrights that are not Monsanto Copyrights.

         1.17 PHARMACEUTICALS KNOW-HOW: shall mean all inventions and discoveries made prior to the Separation Date that are not Monsanto Know-Know (including but not limited to inventions and discoveries disclosed in patents, patent applications or invention disclosures as listed in Classes 2 and 4 in the schedule attached hereto as Exhibit 1, with such changes as may be agreed to in writing by Pharmacia and Monsanto, and made a part hereof), Know-How relating to the areas of technology to which such inventions and discoveries are directed, and all other Know-How which is not Monsanto Know-How.

         1.18 PHARMACIA COPYRIGHTS: shall mean all Pharmaceuticals Copyrights and Shared Copyrights retained by Pharmacia.

         1.19 PHARMACIA EMPLOYEE: shall mean any individual who at any time prior to the Separation Date is or was an officer or employee of any member of the Monsanto Group or the Pharmacia Group, other than Monsanto Employees.

         1.20 PHARMACIA EMPLOYEE AGREEMENTS: shall mean all agreements between Pharmacia or its Subsidiaries and Pharmacia Employees regarding the employment of such Pharmacia Employees by Pharmacia or one of its Subsidiaries.

         1.21 PHARMACIA INTELLECTUAL PROPERTY: shall mean any and all Pharmacia Technology, Pharmacia Trademarks, and Pharmacia Copyrights.

         1.22 PHARMACIA KNOW-HOW: shall mean all Pharmaceuticals Know-How and Shared Know-How retained by Pharmacia.

         1.23 PHARMACIA PATENT RIGHTS: shall mean all United States and foreign patents and all United States, PCT, and foreign patent applications (both provisional and nonprovisional), owned by Pharmacia or an Affiliate or Subsidiary of Pharmacia as of the Separation Date, which are not Monsanto Patent Rights (including but not limited to patents and patent applications listed in Classes 2 and 4 in the schedule attached hereto as
                  Exhibit 1, with such changes as may be agreed to in writing by Pharmacia and Monsanto, and made a part hereof). Exhibit 1 lists only a extremely limited number of Class 2 patents, patent applications, and invention disclosures that are being retained by Pharmacia with no rights therein being conveyed or licensed to Monsanto. The Class 2 items that are listed in
                  Exhibit 1 are included only to indicate that their classification was considered and decided in the preparation of Exhibit 1. All of the substantial number of other United States and foreign patents and United States, PCT, and foreign patent applications (both provisional and nonprovisional), owned by Pharmacia or an affiliate of Pharmacia as of the Separation Date, which are not listed in Exhibit 1 or a later addendum to Exhibit 1 agreed to in writing by Pharmacia and Monsanto, are to be treated as Class 2 items with no rights therein being conveyed or licensed to Monsanto.

         1.24 PHARMACIA PROPRIETARY BUSINESS INFORMATION: shall mean all of Pharmacia's business Information of a confidential, trade secret, and/or proprietary nature, including without limitation all cost Information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence, and lists, product literature, art work, design, development, and manufacturing files, vendor and customer drawings, formulations and specifications, quality records and reports, lists of advertisers, records pertaining to advertisers and accounts, and other books, records, surveys, reports, plans, and document forms, and any other business information to the extent owned or otherwise controlled by Pharmacia as of the Separation Date and which are not Monsanto Proprietary Business Information.

         1.25 PHARMACIA TECHNOLOGY: shall mean any and all Pharmacia Patent Rights and Pharmacia Know-How.

         1.26 PHARMACIA TRADEMARKS: shall mean all trade names, registered and unregistered trademarks, service marks, service names, and trade styles which are not Monsanto Trademarks and which Pharmacia will license to Monsanto.

         1.27 SHARED COPYRIGHTS: shall mean Copyrights that are either Monsanto Copyrights or Pharmaceuticals Copyrights that are useful or potentially useful in both the Monsanto Business and the Pharmaceuticals Business, including but not limited to those which are generally applicable to manufacturing, environmental, safety or control, engineering, plant equipment and operation, process control, analytical systems, quality control, maintenance, safety systems, transportation, management, or financial, business, or information technology systems.

         1.28 SHARED KNOW-HOW: shall mean Know-How that is either Monsanto Know-How or Pharmaceuticals Know-How useful or potentially useful in both the Monsanto Business and the Pharmaceuticals Business, including but not limited to that which is generally applicable to manufacturing, environmental safety or control, engineering, plant equipment and operation, process control, analytical systems, quality control, maintenance, safety systems, transportation, management, or financial, business, or information technology systems.

         1.29 THIRD PARTY: shall mean any Person, other than a member of the Pharmacia Group or a member of the Monsanto Group.

         1.30 THIRD PARTY KNOW-HOW LICENSES: shall mean any know-how rights owned by a Third Party, not primarily applicable to the Pharmaceuticals Business, not covered by a Monsanto Business Technology Agreement and with respect to which Pharmacia or a Subsidiary of Pharmacia is licensed and given the right to sublicense a Subsidiary, Affiliate, or other entity or the right to assign a portion of its license pertaining to a particular business or filed of use to a Subsidiary, Affiliate, or other entity.

         1.31 THIRD PARTY PATENT LICENSES: shall mean any patent rights owned by a Third Party, not primarily applicable to the Pharmaceuticals Business, not covered by a Monsanto Business Technology Agreement, and with respect to which Pharmacia or a Subsidiary of Pharmacia is licensed and given the right to sublicense a Subsidiary, Affiliate, or other entity or the right to assign a portion of its license pertaining to a particular business or filed of use to a Subsidiary, Affiliate, or other entity.

1.32 INTELLECTUAL PROPERTY shall mean all patents, patent applications, invention disclosures, trademarks, copyrights and Know-How owned by either party as of the date of the Separation Agreement, and rights related thereto acquired under any existing agreement with a third party.

                  ARTICLE II - TRANSFER OF MONSANTO TECHNOLOGY

2.0 The classifications indicated in Exhibit 1 entitled "Schedule of Patents, Patent Applications, and Invention Disclosures" shall include the following classes (which may be referenced herein by Class number) with the following meanings, subject to further definition and limitation pursuant to this Intellectual Property Transfer Agreement:

         Class                           Description
         -----      -----------------------------------------------------

            1 Assigned to Monsanto, with no rights retained by Pharmacia.

            2 Retained by Pharmacia, with no rights conveyed or licensed to Monsanto. (See the definition of Pharmacia Patent Rights set forth in Article I for information regarding Class 2 items listed in the
                    Exhibit 1 Schedule)

            3 Assigned to Monsanto, with a royalty-free license granted to Pharmacia pursuant to Article VII hereof.

            4 Retained by Pharmacia, with a royalty-free license granted to Monsanto pursuant to Article VIII hereof.

         The parties agree that for three (3) years following the Separation Date, they will rectify by mutual agreement any bona fide mistakes or oversights which may have been made regarding the disposition of any Intellectual Property including any bona fide mistakes or oversights which may have been made in the classification of any patent, patent application or invention disclosure in Exhibit 1 or any portion thereof incorporated into any schedule in any of the agreements exhibited to this Intellectual Property Transfer Agreement.

2.1 The parties agree that transfers of Monsanto Technology made pursuant to the Separation Agreement by Pharmacia to Monsanto shall comprise all worldwide right, title, and interest in and to Monsanto Technology (subject to the grant by Monsanto to Pharmacia of a royalty-free, worldwide license for the use of certain Monsanto Patent Rights pursuant to Article VII hereof) and shall be delivered to Monsanto as soon as is reasonably practicable on or after the Separation Date. The parties further agree that all costs associated with the transfers of Monsanto Technology set forth in this Intellectual Property Transfer Agreement including without limitation recordation of any assignment and name change documents shall be borne by Pharmacia or the relevant entity of the Pharmacia Group.

2.2 Monsanto Patent Rights in the United States of America shall be formally assigned by Pharmacia to Monsanto or a designated Subsidiary of Monsanto pursuant to the ASSIGNMENT OF UNITED STATES MONSANTO PATENT RIGHTS, as set forth substantially in the form to be executed which is attached hereto as Exhibit 2, with such changes as may be agreed to in writing by Pharmacia and Monsanto. Pharmacia covenants and agrees that its employees, attorneys, or other representatives will timely execute, whenever requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and any other papers which Monsanto may deem necessary or desirable for securing to Monsanto or for maintaining for Monsanto any of the rights being formally assigned by Pharmacia to Monsanto in the ASSIGNMENT OF UNITED STATES MONSANTO PATENT RIGHTS.

2.3 Pharmacia agrees to cause relevant entities of the Pharmacia Group to execute an ASSIGNMENT OF UNITED STATES MONSANTO PATENT RIGHTS, generally in the form set forth in

         Exhibit 2 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, but with different schedules identifying the patents and patent applications being assigned. Pharmacia agrees to cause relevant entities of the Pharmacia Group to require their employees, attorneys, or other representatives to timely execute, whenever requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and any other papers which Monsanto may deem necessary or desirable for securing to Monsanto or for maintaining for Monsanto any of the rights to be formally assigned pursuant to this section 2.3.

2.4 Pharmacia hereby authorizes Monsanto, its successors and assigns, to file applications for Letters Patent in any foreign country or jurisdiction corresponding to the Letters Patent of Schedule 2 in
         Exhibit 2 and the applications for Letters Patent of Schedule 2 in
         Exhibit 2 and to secure in its own name the Letters Patent issued thereon, the same to be held and enjoyed by Monsanto, its successors and assigns, for the full term for which such Letters Patent are granted or may be extended, as fully and entirely as the same would have been held and enjoyed by Pharmacia had the Monsanto Patent Rights not been assigned to Monsanto.

2.5 Additional instruments of assignment sufficient for purposes of recordation or registration relating to patents and patent applications in countries other than the United States which are included in the Monsanto Patent Rights shall be promptly provided to Monsanto by Pharmacia or the relevant entity of the Pharmacia Group, by means of good and sufficient recordable instruments of assignment applicable to such countries. The cost of providing any and all such assignment instruments and for effecting recordal thereof in all countries shall be borne by Pharmacia or the relevant entity of the Pharmacia Group and accomplished as promptly as is reasonable.

2.6 To the extent that Monsanto prepares, files, prosecutes, or maintains, or causes others to prepare, file, prosecute, or maintain, patents or patent applications (either provisional or non-provisional) included in the Monsanto Patent Rights, Pharmacia, relevant entities of the Pharmacia Group, and their respective directors, officers, employees and agents shall reasonably cooperate in the preparation, filing, prosecution, and maintenance thereof, by providing Monsanto with data and information within their possession after the Separation Date which may be needed or requested by Monsanto and by executing all documents that Monsanto or a relevant entity in the Monsanto Group may deem necessary.

2.7 To the extent that Pharmacia prepares, files, prosecutes, or maintains, or causes others to prepare, file, prosecute, or maintain, patents or patent applications (either provisional or non-provisional) included in the Pharmacia Patent Rights, Monsanto, relevant entities of the Monsanto Group, and their respective directors, officers, employees and agents shall reasonably cooperate in the preparation, filing, prosecution, and maintenance thereof, by providing Monsanto with data and information within their possession after the Separation Date which may be needed or requested by Pharmacia and by executing all documents that Pharmacia or a relevant entity of the Pharmacia Group may deem necessary.

2.8 Monsanto Know-How included in the Monsanto Technology shall be formally assigned by Pharmacia to Monsanto pursuant to the ASSIGNMENT OF MONSANTO KNOW-HOW, as set forth substantially in the form to be executed which is attached hereto as Exhibit 3, with such changes as may be agreed to in writing by Pharmacia and Monsanto.

2.9 Pharmacia agrees to cause the relevant entities of the Pharmacia Group to execute an ASSIGNMENT OF MONSANTO KNOW-HOW, generally in the form set forth in Exhibit 3 attached hereto, with such changes as may be agreed in writing by Pharmacia and

         Monsanto, but with different schedules identifying the Monsanto Know-How being assigned.

2.10 To the extent that Monsanto prepares, files, or prosecutes, or causes others to prepare, file, or prosecute patent applications (either provisional or non-provisional) based upon inventions, discoveries, trade secrets, or other know-how included in the Monsanto Know-How, Pharmacia, relevant entities of the Pharmacia Group, and their respective directors, officers, employees and agents shall reasonably cooperate in the preparation, prosecution, and maintenance thereof, by providing Monsanto with data and information within their possession as of the Separation Date which may be needed or requested by Monsanto and by executing all documents that Monsanto or a relevant entity in the Monsanto Group may deem necessary.

2.11 To the extent that Pharmacia prepares, files, or prosecutes, or causes others to prepare, file, or prosecute patent applications (either provisional or non-provisional) based upon inventions, discoveries, trade secrets, or other know-how included in the Pharmacia Know-How, Monsanto, relevant entities of the Monsanto Group, and their respective directors, officers, employees and agents shall reasonably cooperate in the preparation, prosecution, and maintenance thereof, by providing Pharmacia with data and information within their possession after the Separation Date which may be needed or requested by Pharmacia and by executing all documents that Pharmacia or a relevant entity in the Pharmacia Group may deem necessary.

2.12 With respect to any patent or patent application prepared, filed, prosecuted or maintained pursuant to Section 2.6 or 2.10 hereof, in the event that Monsanto or the relevant entity of the Monsanto Group decides to allow any patent or patent application in Class 3 to lapse or become abandoned or decides to allow a Class 3 provisional patent application to become abandoned without filing a non-provisional patent application claiming priority from said Class 3 provisional application, Pharmacia or the relevant entity of the Pharmacia Group shall first and promptly be provided an opportunity to prosecute and maintain said Class 3 patent or patent application or to file a non-provisional patent application claiming priority from said Class 3 provisional application. If Pharmacia or the relevant entity of the Pharmacia Group decides to undertake such filing, prosecution, or maintenance, said Class 3 patent or patent application shall be reassigned to the relevant entity of the Pharmacia Group without additional cost. Such reassignment shall be subject to a worldwide, nonexclusive, royalty-free license to Monsanto and relevant entities of the Monsanto Group to use all patent rights being reassigned. Monsanto, relevant entities of the Monsanto Group, and their respective employees shall reasonably cooperate with Pharmacia in the prosecution and maintenance thereof by providing Pharmacia with data and information within their possession as of the date of reassignment which may be needed and by executing all documents that Pharmacia or a relevant entity in the Pharmacia Group may deem necessary.

2.13 With respect to any patent or patent application prepared, filed, prosecuted, or maintained pursuant to Section 2.7 or 2.11 hereof, in the event that Pharmacia or the relevant entity of the Pharmacia Group decides to allow any patent or patent application in Class 4 to lapse or become abandoned or decides to allow a Class 4 provisional patent applications to become abandoned without filing a non-provisional patent application claiming priority from said Class 4 provisional application, Monsanto or the relevant entity of the Monsanto Group shall first and promptly be provided an opportunity to prosecute and maintain said Class 4 patent or patent application or to file a non-provisional patent application claiming priority from said Class 4 provisional application. If Monsanto or the relevant entity of the Monsanto Group decides to undertake such filing, prosecution, or maintenance, said Class 4 patent or patent application shall be assigned to the relevant entity of the Monsanto Group without additional cost. Such assignment shall be subject to a worldwide, nonexclusive, royalty-free license to Pharmacia and relevant entities of the Pharmacia Group to use all patent rights being so assigned. Pharmacia, relevant entities of the Pharmacia Group, and their respective employees shall reasonably cooperate with Monsanto in the prosecution and maintenance thereof by providing Monsanto with data and information within their possession as of the date of assignment which may be needed and by executing all documents that Monsanto or a relevant entity in the Monsanto Group may deem necessary.

2.14 Neither the provisions of Sections 2.12 or 2.13 nor any other provisions of this Intellectual Property Transfer Agreement shall require either party to prepare, file, prosecute, defend, enforce or maintain, any patent or patent application, owned by such party after the Separation Date or based upon an invention, discovery, or trade secret included in the Know-How owned by such party after the Separation Date, regardless of whether the other party is or would be licensed under such patent or patent application pursuant to a license granted under this Intellectual Property Transfer Agreement.

2.15 Pharmacia and Monsanto agree to the disposition and treatment of Information, documents, records, and materials (collectively referred to as "Materials") containing Know-How which is either assigned or licensed to Monsanto by Pharmacia pursuant to this Intellectual Property Transfer Agreement as follows:

         (a) In accordance with Section 2.18 below, all Materials relating to Monsanto Technology shall be provided to Monsanto to the extent they are not commingled with Materials relating to Pharmacia Technology;

         (b) Initially, research notebooks generated by the former Monsanto Company other than those produced and kept by G.D. Searle (hereinafter referred to as "Red

                  Notebooks") will remain in the custody of Monsanto Company. If either Pharmacia or Monsanto makes a request for a Red Notebook or information contained in a specific Red Notebook, a determination will be made as to whether such Red Notebook contains only Pharmacia Know-How, only Monsanto Know-How, predominantly Pharmacia Know-How, or predominantly Monsanto Know-How. Upon the request of Pharmacia for a particular Red Notebook, custody of such Red Notebook shall be transferred to Pharmacia in those cases where the subject Red Notebook contains only Pharmacia Know-How, or predominantly Pharmacia Know-How. Regardless of which party has custody of a subject Red Notebook, custody shall not adversely affect the rights of the non-custodial party in the Know-How contained therein and the custodial party shall make any such Notebook containing the Know-how of the non-custodial party reasonably available as circumstances by require.

         (c) Except to the extent set forth in 2.15(b) above or where the Separation Team of Section 2.18 should decide otherwise, in those instances where Materials relating to Monsanto Technology are commingled with Materials relating to Pharmacia Technology (E.G., research reports, technical reports, analytical reports, engineering reports, microfilmed records, and the like) or where Materials relate to Shared Know-How, Monsanto shall retain such Materials in compliance with its Record Management Retention Guidelines and provide Monsanto with access thereto and, if requested by Monsanto, with copies thereof during the period of time such Information and Materials are so maintained. In the event that originals of such Materials are needed by Monsanto (E.G., for discovery or evidentiary use in litigation or administrative proceedings), Pharmacia shall make such originals available to Monsanto.

2.16 Pharmacia agrees that it will not assert any patent it owns as of the Separation Date or may own within five (5) years thereof against any product that Monsanto was selling, offering for sale, leasing and/or importing as of the Separation Date.

2.17 Monsanto agrees that it will not assert any patent it owns as of the Separation Date or may own within five (5) years thereof against any product that Pharmacia was selling, offering for sale, leasing and/or importing as of the Separation Date.

2.18 (a) Monsanto and Pharmacia agree to cooperate in the determination as to which party is to be assigned Intellectual Property, including Know-How, not specifically assigned by any schedule, list or exhibit herein. To that end each party shall appoint one or more members to a team, hereinafter referred to as the "Separation Team", that will meet with each other and determine within two (2) years of the Separation Date which party is to have ownership, possession and/or any other rights to such Intellectual Property including any tangible Know-How records. Regardless of the number of people appointed to the Separation Team, Monsanto and Pharmacia shall each have a single vote in making any decision. In the event of any dispute that cannot be resolved by the Separation Team, the dispute will resolved in accordance with the procedures of Section 15.3 herein.

         (b) It is agreed that each party is to take possession of its Intellectual Property including any tangible Know-How. In the event that some records or other information cannot be reasonably split such that each party can take possession of its records, the Separation Team shall determine which party shall maintain possession and the procedure regarding access to the records by the other party.

         (c) Pharmacia shall retain all right, title and interest in and to the inventory of compounds stored in the Sample Retention Center ("SRC") existing within Monsanto sites in St. Louis at Separation Date. In accordance with Pharmacia having all incidents of ownership in the SRC, Pharmacia shall have exclusive and absolute rights of possession, control and disposition of all SRC compounds. Monsanto shall have no rights of access to SRC compounds with this EXCEPTION: Monsanto shall have an absolute license and access to a sample of any compound for (i) a compound(s) which as of the Separation Date has (have) been incorporated into a formulation targeted for evaluation in a field plot or is or has been a commercialized product of Monsanto or which is a metabolite of such product, or (ii) for a compound or material that is the subject of an inquiry from a regulatory agency.

         (d) In the event Monsanto requests a sample of an SRC compound beyond the scope of the EXCEPTION articulated in Section 2.18 (c), herein, Pharmacia shall have sole discretion as to whether Pharmacia shall provide such sample of SRC compound to Monsanto, as well as the amount of such sample. Rights of ownership and access of SRC compounds by Pharmacia or Monsanto, as set forth in Section 2.18 (c), herein, as well as requests from Monsanto for sample access beyond the scope of the EXCEPTION stated herein, shall not be subject to consideration by the Separation Team.

         (e) Notwithstanding anything to the contrary, the database information containing chemical structure and biological data for any and all compounds, including but not limited to SRC compounds, made by or on behalf of the Agricultural Unit of Pharmacia and assayed for agricultural-related activity shall be considered Shared Know-How. Pursuant to Articles VII and VIII both Pharmacia and Monsanto shall have an irrevocable, royalty-free, worldwide license to such Shared Know-How. However, the parties recognize that exploitation of such Shared Know-How by either party in their respective business field has the potential to adversely affect the value of such Shared Know-How to the other party. Accordingly, the parties agree to negotiate in good faith with the goal to reach mutually acceptable terms under which such Shared Know-How may be used. If the parties are unsuccessful in negotiating such terms, such dispute will resolved in accordance with the procedures of Section 15.3 herein.

         (f) It is recognized that prior to the Separation Date, all right, title and interest in and to all Intellectual Property resided in Pharmacia, subject to assignment and license obligations set forth in this Intellectual Property Transfer Agreement. In event of any dispute as to the assignment and/or license obligations with respect to a selected item of Intellectual Property, ownership, possession and control of the subject Intellectual Property not yet assigned or licensed to Monsanto, as the case may be, shall reside in Pharmacia. During the pendency of any such dispute and until any assignment or license to Monsanto is formally effected, Pharmacia shall maintain any and all involved Intellectual Property in a manner which will not diminish the value of such Intellectual Property to Monsanto. Issues raised as to resolution of such dispute shall be decided in accordance with the provisions of Section 15.3, herein.

         (g) The effect of any specific provision of this Intellectual Property Transfer Agreement as to disposition of a specific property shall take precedent over and not be altered by the content, scope or definition of more general terms such as "Know-how" or "Intellectual Property".

2.19 Both Pharmacia and Monsanto shall have the obligation to offer the other party a license for use in the other party's business field and to conduct good faith negotiations with respect to a royalty-bearing license on commercially-reasonably terms to any technology developed within two (2) years of the Separation Date which has been shown or is reasonably anticipated to have application in the other party's business field.

        ARTICLE III - TRANSFER OF MONSANTO BUSINESS TECHNOLOGY AGREEMENTS

3.1 All rights held by Pharmacia as of the Separation Date in Monsanto Business Technology Agreements shall be formally assigned by Pharmacia to Monsanto or a designated Subsidiary of Monsanto pursuant to the ASSIGNMENT OF MONSANTO BUSINESS TECHNOLOGY AGREEMENTS, as set forth substantially in the form to be executed which is attached hereto as
         Exhibit 4, with such changes as may be agreed to in writing by Pharmacia and Monsanto.

3.2 Pharmacia agrees to cause the relevant entities of the Pharmacia Group to execute an ASSIGNMENT OF MONSANTO BUSINESS TECHNOLOGY AGREEMENTS, generally in the form set forth in Exhibit 4 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, to assign to Monsanto or a Subsidiary of Monsanto any Monsanto Business Technology Agreements to which a Subsidiary of Pharmacia is a party.

3.3 Any royalties or other payments which Pharmacia or a Subsidiary of Pharmacia shall incur pursuant to the terms of the Monsanto Business Technology Agreements to be assigned shall be prorated as of the Separation Date, based on actual days elapsed, with appropriate debits and credits to the accounts of Pharmacia or the Subsidiary of Pharmacia and Monsanto or a Subsidiary of Monsanto, so that Monsanto or the Subsidiary of Monsanto shall be responsible for all such payments to the extent duly allocable to the period commencing on the Separation Date.

3.4 Any royalties or other payments which Pharmacia or a Subsidiary of Pharmacia shall be entitled to receive from Third Parties pursuant to the terms of Monsanto Business Technology Agreements to be assigned shall be prorated as of the Separation Date, based on actual days elapsed, with appropriate debits and credits to the accounts of Pharmacia or the Subsidiary of Pharmacia and Monsanto or a Subsidiary of Monsanto, so that Monsanto or the Subsidiary of Monsanto shall be entitled to receive all such payments to the extent duly allocable to the period commencing on the Separation Date.

                  ARTICLE IV - TRANSFER OF MONSANTO TRADEMARKS

4.1 The parties agree that the transfer of Monsanto Trademarks made pursuant to the Separation Agreement by Pharmacia to Monsanto shall comprise all worldwide right, title, and interest in and to Monsanto Trademarks and shall be delivered to Monsanto as soon as is reasonably practicable on or after the Separation Date. The parties further agree that all costs associated with the transfer of Monsanto Trademarks set forth in this Intellectual Property Transfer Agreement shall be borne by Pharmacia or the relevant entity of the Group.

4.2 Monsanto Trademarks for which registrations exist, or have been applied for, in the United States of America shall be formally assigned by Pharmacia to Monsanto or its designee pursuant to the ASSIGNMENT OF MONSANTO TRADEMARKS, as set forth substantially in the form to be executed, which is attached hereto as Exhibit 5 with such changes as may be agreed to in writing by Pharmacia and Monsanto. Pharmacia covenants and agrees that its employees, attorneys, or other representatives will timely execute, whenever reasonably requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and any other papers which Monsanto may deem necessary or desirable for securing to Monsanto or (at Chemical's expense) for maintaining for Monsanto any of the rights being formally assigned by Pharmacia to Monsanto in the ASSIGNMENT OF MONSANTO TRADEMARKS.

4.3 Pharmacia agrees to cause relevant Pharmacia Subsidiaries to execute an ASSIGNMENT OF MONSANTO TRADEMARKS, generally in the form set forth in
         Exhibit 5 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, but with different schedules identifying the trademarks rights being assigned. Pharmacia agrees to cause relevant entities of the Pharmacia Group to require their employees, attorneys, or other representatives to timely execute, whenever reasonably requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and other papers which Monsanto may deem necessary or desirable for securing to Monsanto or for maintaining for Monsanto any of the rights to be formally assigned pursuant to this section 4.3.

4.4 Additional instruments of assignment sufficient for purposes of recordation or registration relating to trademark rights in countries other than the United States which are included in the Monsanto Trademarks shall be promptly provided to Monsanto by Pharmacia or the relevant entity of the Pharmacia Group, by means of good and sufficient recordable instruments of assignment applicable to such countries. The cost of providing any and all such assignment instruments and for effecting recordal thereof in all countries shall be borne by Pharmacia or the relevant entity of the Pharmacia Group and accomplished as promptly as is reasonable after the Separation Date.

                   ARTICLE V - TRANSFER OF MONSANTO COPYRIGHTS

5.1 The parties agree that the transfer of Monsanto Copyrights made pursuant to the Separation Agreement by Pharmacia to Monsanto shall comprise all worldwide right, title, and interest in and to Monsanto Copyrights and shall be delivered to Monsanto as soon as reasonably practicable on or after the Separation Date. The parties further agree that all costs associated with the transfer of Monsanto Copyrights set forth in this Intellectual

         Property Transfer Agreement shall be borne by Pharmacia or the relevant entity of the Pharmacia Group.

5.2 Monsanto Copyrights shall be formally assigned by Pharmacia to Monsanto pursuant to the ASSIGNMENT OF MONSANTO COPYRIGHTS, as set forth substantially in the form to be executed, which is attached hereto as
         Exhibit 6, with such changes as may be agreed to in writing by Pharmacia and Monsanto. Pharmacia covenants and agrees that its employees, attorneys, or other Representatives will timely execute, whenever reasonably requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and any other papers which Monsanto may deem necessary or desirable for securing to Monsanto or (at Chemical's expense) maintaining for Monsanto any of the rights being formally assigned by Pharmacia to Monsanto in the ASSIGNMENT OF MONSANTO COPYRIGHTS.

5.3 Pharmacia agrees to cause relevant Pharmacia Subsidiaries to execute an ASSIGNMENT OF MONSANTO COPYRIGHTS, generally in the form set forth in
         Exhibit 6 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto. Pharmacia agrees to cause relevant entities of the Pharmacia Group to require their employees, attorneys, or other representatives to timely execute, whenever reasonably requested by Monsanto and without additional cost to Monsanto, all applications, assignments, lawful oaths, and other papers which Monsanto may deem necessary or desirable for securing to Monsanto or (at Chemical's expense) for maintaining for Monsanto any of the rights to be formally assigned pursuant to this section 5.3.

              ARTICLE VI - TRANSFER OF MONSANTO EMPLOYEE AGREEMENTS

6.1 Rights relating to the Monsanto Business held by Pharmacia as of the Separation Date in Monsanto Employee Agreements and Pharmacia Employee Agreements shall be formally assigned and granted by Pharmacia to Monsanto pursuant to the ASSIGNMENT OF MONSANTO EMPLOYEE AGREEMENTS, as set forth substantially in the form to be executed which is attached hereto as Exhibit 7, with such changes as may be agreed to in writing by Pharmacia and Monsanto.

6.2 Pharmacia agrees to cause relevant entities of the Pharmacia Group to execute an ASSIGNMENT OF MONSANTO EMPLOYEE AGREEMENTS, generally in the form set forth in Exhibit 7 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, to assign and grant to Monsanto or a Subsidiary of Monsanto rights relating to the Monsanto Business held by a Subsidiary of Pharmacia in any Monsanto Employee Agreements or Pharmacia Employee Agreements.

            ARTICLE VII - LICENSE TO PHARMACIA OF MONSANTO TECHNOLOGY

7.1 Monsanto agrees to execute a MONSANTO TECHNOLOGY LICENSE AGREEMENT as set forth substantially in the form to be executed, which is attached hereto as Exhibit 8, with such changes as may be agreed to in writing by Pharmacia and Monsanto, whereby Pharmacia shall be granted an irrevocable, royalty-free, worldwide license, with right to sub-license, to utilize the Monsanto Patent Rights in Class 3, the inventions described in the invention disclosures in Class 3, Know-How related to such patent rights or inventions, and any Shared Know-How and Shared Copyrights held by Monsanto, as further set forth in Exhibit 8.

7.2 Monsanto agrees to cause relevant entities of the Monsanto Group to execute a MONSANTO TECHNOLOGY LICENSE AGREEMENT generally in the form set forth in Exhibit 8 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, but with different schedules identifying the patents, patent applications, and invention disclosures being licensed, whereby the relevant entity of the Pharmacia Group shall be granted an irrevocable, royalty-free, worldwide license to utilize Monsanto Patent Rights in Class 3, the inventions described in the invention disclosures in Class 3, Know-How related to such patent rights or inventions, and any Shared Know-How and Shared Copyrights held by the relevant entity of the Monsanto Group, as further set forth generally in Exhibit 8.

           ARTICLE VIII - LICENSE TO MONSANTO OF PHARMACIA TECHNOLOGY

8.1 All right, title, and interest in and to Pharmacia Patent Rights and Pharmacia Know-How shall remain with Pharmacia, except to the extent licensed to Monsanto pursuant to this Article VIII, and Pharmacia shall remain free to otherwise transfer, license, or utilize Pharmacia Patent Rights and Pharmacia Know-How at its sole discretion.

8.2 Pharmacia agrees to execute a PHARMACIA TECHNOLOGY LICENSE AGREEMENT as set forth substantially in the form to be executed which is attached hereto as Exhibit 9, with such changes as may be agreed to in writing by Pharmacia and Monsanto, whereby Monsanto shall be granted an irrevocable, royalty-free, worldwide license, with right to sub-license, to utilize the Pharmacia Patents Rights in Class 4, inventions described in the invention disclosures in Class 4, Know-How related to such patent rights or inventions, and Shared Know-How and Shared Copyrights retained by Pharmacia, as further set forth in
         Exhibit 9.

8.3 Pharmacia also agrees that in the PHARMACIA TECHNOLOGY LICENSE AGREEMENT, Pharmacia shall assign to Monsanto the right to utilize within the Monsanto Business all rights to Third Party Patent Licenses and Third Party Know-How Licenses available to Pharmacia or shall grant to Monsanto a sublicense to utilize outside the Pharmaceuticals Business all rights in Third Party Patent Licenses and Third Party Know-How Licenses available to Pharmacia, as further set forth in
         Exhibit 9.

8.4 Pharmacia agrees to cause relevant entities of the Pharmacia Group to execute a PHARMACIA TECHNOLOGY LICENSE AGREEMENT, generally in the form set forth in Exhibit 9 attached hereto, with such changes as may be agreed to in writing by Pharmacia and Monsanto, but with different schedules identifying the patent rights and know-how rights being licensed, whereby the relevant entity of the Monsanto Group shall be granted an irrevocable, royalty-free, worldwide license to utilize Pharmacia Patent Rights in Class 4, the inventions described in the invention disclosures in Class 4, Know-How related to such patent rights or inventions, and Shared Know-How and Shared Copyrights held by the relevant entity of the Pharmacia Group, as further set forth in
         Exhibit 9.

      ARTICLE IX - TRANSITIONAL LICENSE TO MONSANTO OF PHARMACIA TRADEMARKS

9.1 Pharmacia agrees to execute a TRADEMARK LICENSE AGREEMENT, as set forth substantially in the form to be executed, which is attached hereto as
         Exhibit 10, with such changes as may be agreed to in writing by Pharmacia and Monsanto.

9.2 All right, title, and interest in and to the Pharmacia Trademarks shall remain with Pharmacia, except to the extent licensed for the transitional period pursuant to the TRADEMARK LICENSE AGREEMENT, and Pharmacia shall remain free to otherwise transfer, license, or utilize Pharmacia Trademarks at its sole discretion.

                         ARTICLE X - EXPORT REGULATIONS

10.1 Notwithstanding any other provisions of this Intellectual Property Transfer Agreement, Monsanto agrees, and agrees to cause entities in the Monsanto Group to agree, to make no disclosure or use of any Monsanto Technology, Pharmacia Technology, or Information derived from Monsanto Business Technology Agreements, provided or made known to the Monsanto Group pursuant to this Intellectual Property Transfer Agreement, except in compliance with the laws and regulations of the United States of America, including the Bureau of Export Administration, International Trade Commission, U.S. Department of Commerce, U.S. Department of the Treasury, and U.S. Department of State.



                          ARTICLE XI - CONFIDENTIALITY

11.1 Except as provided in Section 11.2 hereof or as the parties hereto may otherwise agree in writing, from and after the Separation Date, (a) Pharmacia shall not use without authority of Monsanto any Intellectual Property or other information that hereinafter belongs to Monsanto and to which a right to use has not been conveyed to Pharmacia by operation of this Intellectual Property Transfer Agreement, (b) Monsanto shall not use without authority of Pharmacia any Intellectual Property or other information that hereinafter belongs to Pharmacia and to which a right to use has not been conveyed to Monsanto by operation of this Intellectual Property Transfer Agreement, and (c) Pharmacia and Monsanto shall each hold and use its reasonable best efforts to cause its Affiliates and Representatives to hold in strict confidence all Intellectual Property and other information which hereinafter belongs to the other party and to which a right to use has not been conveyed to it by operation of this Intellectual Property Transfer Agreement

11.2 The obligations set forth in this Article XI shall not apply to the extent that:

         (a) disclosure of such Information is compelled by judicial or administrative process or, in the opinion of such party's counsel, by other requirements of law, or

         (b)  such party can show that such Information was:

                  (1) available to such party after the Separation Date from third party sources other than employees or former employees of either party, their Affiliates, former Affiliates, Representatives or former Representatives, on a nonconfidential basis prior to its disclosure to such party after the Separation Date by the other party,

                  (2)     in the public domain through no fault of such party,

                  (3) lawfully acquired by such party from third party sources other than employees or former employees of either party, their Affiliates, former Affiliates, Representatives or former Representatives, after the time that it was furnished to such party pursuant to this Intellectual Property Transfer Agreement or the assignments or agreements attached hereto as exhibits, or

                  (4) independently discovered or developed by employees of such party.

11.3 Notwithstanding the foregoing, each of Pharmacia and Monsanto shall be deemed to have satisfied its obligations under this Article XI with respect to any Information if it exercises the same care with regard to such Information as it takes to preserve confidentiality for its own similar Information.

11.4 The obligations set forth in this Article XI shall continue to apply with respect to both Pharmacia and Monsanto for as long as the Information to be held in confidence remains confidential without breach of the obligations hereof.

11.5 With respect to Shared Know-How each party shall have the right, in the pursuit of business in its respective field, to use and/or disclose such Shared Know-How to third parties in confidence under terms that are comparable to those herein. Each party shall also have the right to disclose such Shared Know-How information in the normal course of filing and prosecuting a patent application.

                              ARTICLE XII - NOTICES

12.1 All notices, requests, claims, demands and other communications hereunder (collectively, "Notices") shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, facsimile, electronic mail or other standard form of telecommunications (provided confirmation is delivered to the recipient the next business day in the case of facsimile, electronic mail or other standard form of telecommunications) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to Pharmacia:          Pharmacia Corporation
                                            100 Route 206 North
                                            Peapack, New Jersey  07977
                                            Attention:  Christopher J. Coughlin
                                            Telephone:  (908) 901-8000
                                            Facsimile:

                  with a copy to:           Pharmacia Corporation
                                            100 Route 206 North
                                            Peapack, New Jersey  07977
                                            Attention:  General Counsel
                                            Telephone:  (908) 901-8000
                                            Facsimile:

                  If to Monsanto:           Monsanto Company
                                            800 North Lindbergh Boulevard
                                            St. Louis, Missouri  63167
                                            Attention:  Terrence Crews
                                            Telephone:  (314) 694-1000
                                            Facsimile:

                  with a copy to:           Monsanto Company
                                            800 North Lindbergh Boulevard
                                            St. Louis, Missouri  63167
                                            Attention:  General Counsel
                                            Telephone:  (314) 694-1000
                                            Facsimile:

         or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 12.1.

                    ARTICLE XIII - ASSIGNABILITY AND CONSENTS

13.1 This Intellectual Property Transfer Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Neither this Intellectual Property Transfer Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto without first notifying the other party. Consent to such assignment shall not be required.

13.2 This Intellectual Property Transfer Agreement is solely for the benefit of the parties hereto and their Subsidiaries and Affiliates and is not intended to confer upon any other Persons any rights or remedies hereunder.

13.3 Nothing contained in this Intellectual Property Transfer Agreement shall be construed as an attempt or an agreement to assign, transfer, or license any Monsanto Technology, Pharmacia Technology, Monsanto Copyrights, Pharmacia Copyrights, Monsanto Business Technology Agreement, Shared Know-How, Third Party Patent Licenses, or Third Party Know-How Licenses, which cannot be assigned, transferred, or licensed without the consent of a Third Party (hereinafter referred to as "Transfer Requiring Consent"), unless such consent shall have been given. Pharmacia shall use its reasonable best efforts and bear the costs to obtain all such necessary consents.

13.4 If efforts to obtain the consent of a Third Party to any Transfer Requiring Consent, or if any attempted Transfer Requiring Consent, would be ineffective or would adversely affect the rights of Pharmacia or an entity of the Pharmacia Group so that Monsanto would not, in fact, receive the rights of the agreement under which Transfer Requiring Consent is sought, then Pharmacia or such entity of the Pharmacia Group, as the case may be, shall cooperate in any reasonable arrangement Monsanto may request to provide for Monsanto the rights sought to be transferred by such Transfer Requiring Consent, including enforcement for the benefit of Monsanto of the rights of Pharmacia or such entity of the Pharmacia Group against any Third Party arising out of the breach or cancellation by such Third Party of the agreement under which Transfer Requiring Consent is sought; provided that Pharmacia or such entity of the Pharmacia Group shall not be required to incur any costs or obligations, other than nominal administrative costs or ministerial duties of a usual and customary nature, in connection with any such reasonable arrangement and that no such arrangement shall interfere with Pharmacia's conduct of its business or have an adverse effect on the financial condition or business of Pharmacia.



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

                           ARTICLE XIV - GOVERNING LAW

14.1 With the exception of those subjects or disputes which are within the exclusive jurisdiction of statutes of the United States or other countries, including their respective patent laws, this Intellectual Property Transfer Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance, and remedies.

                           ARTICLE XV - MISCELLANEOUS

15.1 Pharmacia and Monsanto undertake and agree, and agree to cause their respective Groups to agree, to assist each other, to the extent such cooperation is needed, in the registration or recordation of any assignment or transfer made, or license granted, in accordance with this Intellectual Property Transfer Agreement, in the manner provided for under the laws and regulations of the countries involved, including but not limited to the execution of any additional patent, trademark, copyright, or know-how assignments or license agreements that may be required for such registration or recordal purposes. All costs associated with such assignments or license agreements and the registration or recordation thereof shall be borne by Pharmacia or the relevant entity of the Pharmacia Group.

15.2 Any provision of this Intellectual Property Transfer Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of


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

         this Intellectual Property Transfer Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

15.3 All disputes, controversies, or claims (whether sounding in contract, tort, or otherwise) that may arise out of or relate to, or arise under or in connection with this Intellectual Property Transfer Agreement or any of the assignments or license agreements included as Exhibits hereto, or the transactions contemplated hereby or thereby, shall be governed by the procedures set forth in Article VI of the Separation Agreement.

15.4 All Exhibits (and any appendices thereto) referred to in this Intellectual Property Transfer Agreement are hereby incorporated in and made an integral part hereof.

15.5 The Article headings contained in this Intellectual Property Transfer Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Intellectual Property Transfer Agreement.

15.6 References to any "Article," "Exhibit," "Schedule," or "Section" without more, are to Articles, Exhibits, Schedules, or Sections to or of this Intellectual Property Transfer Agreement. Unless otherwise expressly stated, clauses beginning with the term "including" set forth examples only and in no way limit the generality of the matters thus exemplified.

15.7 (a) Except as set forth in the Separation Agreement, together with all documents and agreements to be delivered pursuant hereto or in connection herewith, this Intellectual Property Transfer Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, and writings with respect to such subject matter. Except as set forth in Section 15.7 (b) below in the event of any conflict between this Intellectual Property


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

         Transfer Agreement and the Separation Agreement, the terms and conditions of this Intellectual Property Transfer Agreement shall be controlling. In the event of any conflict between this Intellectual Property Transfer Agreement and any of the assignments or agreements attached hereto as Exhibits, the terms and conditions of the assignment or agreement attached hereto as an Exhibit shall be controlling.

         (b) Monsanto and Pharmacia are involved in certain research and development collaborations which extend beyond the Separation Date. It is understood and agreed that the disposition of any intellectual property derived in accordance with said collaborations will be agreed upon separately from this Intellectual Property Transfer agreement or in accordance with agreements in force as of the date of this Intellectual Property Transfer Agreement. In the event of any conflict concerning such disposition, the Separation Team described in Section
         2.18 will make the decision resolving such conflict shall be made pursuant to Section 2.18.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Intellectual Property Transfer Agreement to be duly executed as of the date first written above.



                              PHARMACIA CORPORATION
                              a Delaware corporation



                              By: /s/ Christopher J. Coughlin
                                  -------------------------------------
                                  Christopher J. Coughlin
                                  Executive Vice President and Chief
                                  Financial Officer




                              MONSANTO COMPANY
                              a Delaware corporation


                              By: /s/ Hendrik A. Verfaillie
                                  -------------------------------------
                                  Hendrik A. Verfaillie
                                  President and Chief Financial Officer







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